Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT

INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”) dated as of December 7, 2017 relating to the Third Amended and Restated First Lien Credit Agreement dated as of August 21, 2013 (as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among CHASE ACQUISITION I, INC., RBS GLOBAL, INC. (“RBS Global”), REXNORD LLC (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time and CREDIT SUISSE AG, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrowers intend to (i) extend the maturity of the Revolving Facility and make certain other amendments to the Revolving Facility as set forth herein (the “Revolving Facility Refinancing”) and (ii) extend the maturity of the Term B Facility and make certain other amendments to the Term B Facility as set forth herein (the “Term B Loan Refinancing”, together with the Revolving Facility Refinancing, the “Refinancings”);

WHEREAS, to implement the Refinancings, the Borrowers have, by notice to the Administrative Agent dated as of December 4, 2017, delivered pursuant to Sections 2.21(j) and (l) of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), requested (i) Replacement Revolving Facility Commitments in an aggregate principal amount of $264,000,000 to replace in full the Revolving Facility Commitments existing on the 2017 Refinancing Effective Date (as defined below) (immediately prior to the effectiveness of this Agreement) (such existing Revolving Facility Commitments, the “Existing Revolving Facility Commitments”) and (ii) a Refinancing Term Loan in an aggregate principal amount of $800,000,000;

WHEREAS, the net proceeds of an issuance of Refinancing Notes plus cash on hand will be used to repay a portion of the aggregate principal amount of the Term B Loans outstanding on the 2017 Refinancing Effective Date, together with accrued interest thereon, and break funding payments (if any) applicable thereto in accordance with Section 2.16 of the Credit Agreement (such amounts collectively, the “Term B Loan Initial Repayment Amount”);

WHEREAS, after the payment of the Term B Loan Initial Repayment Amount, the Net Proceeds of the Term B Loan Refinancing will be used to repay in full the remaining aggregate principal amount of the Term B Loans outstanding on the 2017 Refinancing Effective Date, together with accrued interest thereon, and break funding payments (if any) applicable thereto in accordance with Section 2.16 of the Credit Agreement (such amounts collectively, the “Term B Loan Refinancing Repayment Amount” and together with the Term B Loan Initial Repayment Amount, the “Term B Loan Repayment Amounts”);

WHEREAS, each institution listed on Schedule I hereto under the heading “Replacement Revolving Facility Lender” (the “Replacement Revolving Facility Lenders”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Replacement Revolving Facility Commitments set forth opposite its name under the heading “Replacement Revolving Facility Commitment” on Schedule I hereto (the “Replacement Revolving Facility Commitment”);

WHEREAS, the institution listed on Schedule I hereto under the heading “Refinancing Term Lender” (the “Refinancing Term Lender”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Term B Loan Refinancing set forth opposite its name under the heading “Refinancing Term Loan Commitment” on Schedule I hereto (the “Refinancing Term Loan Commitment”).

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1.    Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.    Term B Loan Refinancing.

(a)    Subject to the terms and conditions set forth herein, the Refinancing Term Lender agrees to make a Refinancing Term Loan to the Borrowers on the 2017 Refinancing Effective Date in a principal amount not to exceed its Refinancing Term Loan Commitment.

(b)    The Administrative Agent hereby agrees in its reasonable discretion that the Notice attached hereto satisfies the notice requirement applicable to Refinancing Term Loans set forth in Section 2.21(j) of the Credit Agreement.

(c)    With effect from the 2017 Refinancing Effective Date, the Refinancing Term Lender shall be a “Term B Lender” and the Refinancing Term Loan shall be a “Term B Loan”.

SECTION 3.    Revolving Facility Refinancing.

(a)    Subject to the terms and conditions set forth herein, each Replacement Revolving Facility Lender severally agrees to make Replacement Revolving Facility Commitments available to the Borrower from the 2017 Refinancing Effective Date in an amount equal to the amount set forth opposite its name on Schedule I hereto. On the 2017 Refinancing Effective Date, the Existing Revolving Facility Commitments will be terminated and replaced with the Replacement Revolving Facility Commitments of the Replacement Revolving Facility Lenders as set forth on Schedule I hereto.

(b)    All Letters of Credit outstanding under the Credit Agreement on the 2017 Refinancing Effective Date shall remain outstanding under the Credit Agreement. Each Replacement Revolving Facility Lender’s risk participation in each such Letter of Credit shall be determined in accordance with such Replacement Revolving Facility Lender’s Revolving

Facility Percentage, as provided in Section 2.05(d) of the Credit Agreement, as if such Letter of Credit had been issued on the 2017 Refinancing Effective Date immediately after giving effect to paragraph (a) above. For the avoidance of doubt, each Issuing Lender acting in such capacity immediately prior to the effectiveness of this Agreement shall continue to act in such capacity immediately following the effectiveness hereof.

(c)    The Administrative Agent hereby agrees in its reasonable discretion that the Notice attached hereto satisfies the notice requirement applicable to Replacement Revolving Commitments set forth in Section 2.21(l) of the Credit Agreement.

(d)    With effect from the 2017 Refinancing Effective Date, each Replacement Revolving Facility Lender shall be a “Revolving Facility Lender”, the Replacement Revolving Facility Commitments shall be “Revolving Facility Commitments” and the loans under such Replacement Revolving Facility Commitments shall be “Revolving Facility Loans” and “Initial Revolving Loans”, in each case for all purposes under the Credit Agreement.

SECTION 4.    Amendments to Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“2017 Incremental Assumption Agreement” means the Incremental Assumption Agreement dated as of December 7, 2017 among the Borrowers, the Refinancing Term Lender party thereto, the Replacement Revolving Facility Lenders party thereto and the Administrative Agent.

“2017 Refinancing Effective Date” means the “2017 Refinancing Effective Date” as defined in 2017 Incremental Assumption Agreement.

“Required Rating” means a corporate rating equal to or higher than Ba3 (with at least a stable outlook) by Moody’s and BB- (with at least a stable outlook) by S&P.

“Restructuring Transactions” shall mean the transactions substantially on the terms set forth on Schedule 1.01G (and any modifications thereto, so long as such modifications are not materially adverse to the Agents or the Lenders).

(b)    The following definitions are hereby amended and restated in their entirety to read as follows:

“Adjusted LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum equal to the greater of (x) (a) the LIBO Rate in effect for such Interest Period divided by (b) one minus the Statutory Reserves applicable to such Eurocurrency Borrowing, if any, and (y) in the case of Eurocurrency Borrowings composed of Eurocurrency Term Loans, 0.00%.

“Applicable Margin” shall mean for any day (i) with respect to any Term B Loan, 2.25% (or 2.00% if the corporate rating of the Borrowers meets the Required Rating on such day) per annum in the case of any Eurocurrency Loan and 1.25% (or 1.00% if the corporate rating of the Borrowers meets the Required Rating on such day) per annum in the case of any ABR Loan, (ii) with respect to any Initial Revolving Loan, as set forth pursuant to the Pricing Grid, and (iii) with respect to any Other Term Loan or Other Revolving Loan, the “Applicable Margin” set forth in the Incremental Assumption Agreement relating thereto.

“Revolving Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Revolving Facility in effect on the 2017 Refinancing Effective Date, March 15, 2023 and (b) with respect to any other Classes of Revolving Facility Commitments, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.

“Term B Facility Maturity Date” shall mean August 21, 2024.

“Term B Loan Commitment” shall mean, with respect to each Term B Lender, the commitment of such Term B Lender to make Term B Loans hereunder as of the 2017 Refinancing Effective Date. The aggregate amount of the Term B Loan Commitments as of the 2017 Refinancing Effective Date is $800,000,000.

“Term B Loans” shall mean (a) the term loans made by the Lenders to the Borrowers pursuant to Section 2.01(a) of the 2017 Incremental Assumption Agreement, and (b) any Incremental Term Loans in the form of Term B Loans made by the Incremental Term Lenders to the Borrowers pursuant to Section 2.01(c).

(a)    The reference to “2016 Revolver Refinancing Effective Date” shall be replaced with “2017 Refinancing Effective Date” in the definitions of “Availability Period” and “Initial Revolving Loan”.

(b)    The definition of “Material Real Property” contained in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the amount “$12,000,000” therein with the amount “$20,000,000” and (ii) replacing each occurrence of the term “2016 Term B Refinancing Effective Date” therein with the term “2017 Refinancing Effective Date”.

(c)    The definition of “Refinancing Notes” contained in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase “, provided that solely for purposes of this subsection (g), a Parent Entity that only guarantees such Refinancing Notes shall not be deemed to be an ‘obligor’” at the end of subclause (g) therein.

(d)    Section 2.10 of the Credit Agreement is hereby amended by (i) deleting the phrase “2016 Term B Refinancing Effective Date” in each instance in clause (a)(i) and replacing it with the phrase “2017 Refinancing Effective Date” and (ii) replacing the amount “0.25%” in clause (a)(i) with the amount “0.00%”.

(e)    Section 2.12 of the Credit Agreement is hereby amended by deleting the phrase “2016 Term B Refinancing Effective Date” in clause (d) and replacing it with the phrase “2017 Refinancing Effective Date”.

(f)    Section 5.10(g) of the Credit Agreement is hereby amended by replacing the amount “$12,000,000” therein with the amount $20,000,000”.

(g)    Section 6.01(aa) is hereby amended by deleting the phrase “[Reserved]” and replacing it with the phrase “intercompany Indebtedness in connection with the Restructuring Transactions”.

(h)    Section 6.04(a) is hereby amended by deleting the phrase “[Reserved]” and replacing it with the phrase “intercompany Investments in connection with the Restructuring Transactions”.

(i)    Section 6.05 is hereby amended by adding the following new clause after the existing clause (o):

“(p) the Restructuring Transactions.”

(j)    Section 6.07(b)(xvi) is hereby amended by deleting the phrase “[Reserved]” and replacing it with the phrase “the Restructuring Transactions”.

(k)    Schedule 1.01G attached hereto is hereby added to the Schedules to the Credit Agreement.

SECTION 5.    Representations of the Borrowers. The Borrowers represent and warrant that:

(a)    the representations and warranties set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the 2017 Refinancing Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date); provided, that the representations contained in Section 3.19 of the Credit Agreement shall be true and correct on and as of the 2017 Refinancing Effective Date as if the references therein to the “Third Restatement Effective Date” were references to the “2017 Refinancing Effective Date” and any references therein to “Transactions” are deemed to include the Refinancings contemplated hereby; and

(b)    no Event of Default or Default was continuing on and as of the 2017 Refinancing Effective Date after giving effect hereto and to the extension of credit requested to be made on the 2017 Refinancing Effective Date.

SECTION 6.    Conditions. This Agreement shall become effective as of the first date (the “2017 Refinancing Effective Date”) when each of the following conditions shall have been satisfied:

(a)    the Administrative Agent shall have received from each Loan Party, the Replacement Revolving Facility Lenders, the Refinancing Term Lender (which, immediately following the effectiveness hereof, constitute the Required Lenders) and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b)    the representations and warranties set forth in Section 5 above shall be true and correct as of the 2017 Refinancing Effective Date;

(c)    the Administrative Agent shall have received a certificate, dated the 2017 Refinancing Effective Date and executed by a Responsible Officer of the Borrowers, confirming the accuracy of the representations and warranties set forth in Section 5 above;

(d)    a Borrowing Request relating to the Refinancing Term Loans and a prepayment notice relating to the Term B Loan Repayment Amounts shall have been delivered in accordance with Section 2.10(d) of the Credit Agreement;

(e)    the Administrative Agent shall have received, on behalf of itself, the Replacement Revolving Facility Lenders, and the Refinancing Term Lender, a favorable written opinion from each of (i) Quarles & Brady LLP, special counsel for the Loan Parties and (ii) Morgan, Lewis & Bockius, LLP, New York counsel for the Loan Parties, in each case (A) dated as of the 2017 Refinancing Effective Date, (B) addressed to the Administrative Agent, the Replacement Revolving Facility Lenders and the Refinancing Term Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;

(f)    the Administrative Agent shall have received board resolutions and other customary closing certificates and documentation consistent with those delivered on the Third Amendment Effective Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Replacement Revolving Facility and the Refinancing Term Loans contemplated hereby are secured by the Collateral ratably with the existing Revolving Facility and Term B Loans;

(g)    the Administrative Agent shall have received, for the account of the Refinancing Term Lender, an amount equal to 0.10% of the aggregate principal amount of the Refinancing Term Loans held by the Refinancing Term Lender as of the 2017 Refinancing Effective Date, with such payment to be earned by, and payable to the Refinancing Term Lender on the 2017 Refinancing Effective Date (which may be offset against the proceeds of the Term B Loan Refinancing);

(e)    all principal, interest and fees outstanding on the 2017 Refinancing Effective Date shall have been paid in full to the Administrative Agent for the account of the existing Revolving Facility Lenders;

(h)    the payment of the Term B Loan Repayment Amounts by the Borrowers to the Administrative Agent for the accounts of the existing Term B Lenders shall occur substantially simultaneously with the Borrowing of such Refinancing Term Loans; and

(i)    all reasonable and documented out-of-pocket fees and expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrowers to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full.

SECTION 7.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8.    Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Refinancing Term Loans and the Replacement Revolving Facility Commitments and loans and participations thereunder) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 9.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 10.    Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CHASE ACQUISITION I, INC.

RBS GLOBAL, INC.

REXNORD LLC

AMERICAN DRYER, LLC

CAMBRIDGE INTERNATIONAL, INC.

CLINE ACQUISITION CORP.

GA INDUSTRIES HOLDINGS, LLC

GREEN TURTLE AMERICAS LTD.

KRIKLES, INC.

OEI, INC.

OEP, INC.

PRAGER INCORPORATED

PRECISION GEAR LLC

MERIT GEAR LLC

PT COMPONENTS, INC.

RBS ACQUISITION CORPORATION

RBS CHINA HOLDINGS, L.L.C

REXNORD INDUSTRIES, LLC

REXNORD INTERNATIONAL INC.

REXNORD-ZURN HOLDINGS, INC.

THE FALK SERVICE CORPORATION

VAG USA, LLC

WORLD DRYER CHINA, LLC

WORLD DRYER CORPORATION

ZURCO, INC.

ZURN INDUSTRIES, LLC

ZURN INTERNATIONAL, INC.

ZURN PEX, INC.

By:	/S/ Patricia M. Whaley
	Name:	Patricia M. Whaley
	Title:	Vice President, General Counsel and Secretary

[Signature Page to Incremental Assumption Agreement]

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/S/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/S/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Refinancing Term Lender

By:	/S/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/S/ D. Andrew Maletta
Name:		D. Andrew Maletta
Title:		Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Replacement Revolving Facility Lender

By:	/S/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/S/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Deutsche Bank AG New York Branch, as a Replacement Revolving Facility Lender

By:	/S/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/S/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

[Signature Page to Incremental Assumption Agreement]

BMO Harris Bank N.A., as a Replacement Revolving Facility Lender

By:	/S/ Ronald J. Carey
	Name:	Ronald J. Carey
	Title:	Senior Vice President

[Signature Page to Incremental Assumption Agreement]

CITIBANK, N.A., as a Replacement
Revolving Facility Lender

By:	/S/ Brian Reed
	Name:	Brian Reed
	Title:	Managing Director

[Signature Page to Incremental Assumption Agreement]

BARCLAYS BANK PLC, as a Replacement Revolving Facility Lender

By:	/S/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

[Signature Page to Incremental Assumption Agreement]

GOLDMAN SACHS LENDING
PARTNERS LLC, as a Replacement
Revolving Facility Lender

By:	/S/ Ryan Durkin
	Name:	Ryan Durkin
	Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

Mizuho Bank, Ltd., as a Replacement
Revolving Facility Lender

By:	/S/ James R. Fayen
	Name:	James R. Faven
	Title:	Managing Director

[Signature Page to Incremental Assumption Agreement]

Schedule I

REFINANCING TERM LOAN COMMITMENTS

Refinancing Term Lender	Refinancing Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$800,000,000

Total	$800,000,000

Replacement Revolving Facility Lender	Replacement Revolving Facility Commitment
Credit Suisse AG, Cayman Islands Branch	$46,500,000
Deutsche Bank AG New York Branch	$46,500,000
BMO Harris Bank N.A.	$46,500,000
Citibank N.A.	$46,500,000
Barclays Bank PLC	$26,000,000
Goldman Sachs Lending Partners LLC	$26,000,000
Mizuho Bank, Ltd.	$26,000,000

Total	$264,000,000

EXHIBIT A

Notice Requesting Refinancing Term Loans and Replacement Revolving Facility Commitments

[SEE ATTACHED]

NOTICE REQUESTING REFINANCING TERM LOAN AND REPLACEMENT

REVOLVING FACILITY COMMITMENTS

Date: December 4, 2017

To:	Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under that certain Third Amended and Restated First Lien Credit Agreement dated as of August 21, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among Chase Acquisition I, Inc., RBS Global, Inc. (“RBS Global”), Rexnord LLC (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time as lenders and agents, the Issuing Lenders party thereto from time to time and the Administrative Agent.

Ladies and Gentlemen:

Reference is made to the above-described Credit Agreement. Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement. The Borrowers hereby request the following:

(a)	a Refinancing Term Loan in an amount set forth below to be made under the Credit Agreement on December 7, 2017 (the “Effective Date”). The Net Proceeds of such Refinancing Term Loan will be used to repay Term B Loans.

Amount of Refinancing Term Loan being requested:	$800,000,000

(b)	Replacement Revolving Facility Commitments in an amount set forth below to be made available under the Credit Agreement and become effective on the Effective Date.

Amount of Replacement Revolving Facility Commitments being requested:	$264,000,000

The Borrowers hereby further request that, from and after the Effective Date, the Refinancing Term Loan requested hereby be a Term B Loan for all purposes under the Credit Agreement and the Replacement Revolving Facility Commitments requested hereby be a Revolving Facility Commitment for all purposes under the Credit Agreement.

This Notice does not create an obligation on the part of the Borrowers to consummate the Refinancing Term Loan or any Replacement Revolving Loan.

[Signature page follows]

This Notice is issued pursuant to and is subject to the Credit Agreement and is executed as of the date set forth above.

RBS GLOBAL, INC.
REXNORD LLC

By:	/S/ Mark W. Peterson
	Name:	Mark W. Peterson
	Title:	Senior Vice-President and Chief Financial Officer of each above- named entity

[Signature Page to Notice Requesting Refinancing Term Loan]